PROMISSORY NOTE MODIFICATION AGREEMENT

THIS PROMISSORY NOTE MODIFICATION AGREEMENT (this “Agreement”) is made as of March 4, 2013, between and among BLUEROCK MULTIFAMILY GROWTH REIT, INC., a Maryland corporation f/k/a Bluerock Enhanced Multifamily Trust, Inc. (the “Borrower”), and BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company (“SOIF II”) and BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC, a Delaware limited liability company (“SOIF III,” and together with SOIF II and their collective successors and assigns, the “Lender”).

WITNESSETH:

WHEREAS, the Lender and the Borrower entered into that certain Promissory Note dated as of October 2, 2012 (the “Promissory Note’), which Promissory Note evidenced a revolving line of credit and the obligation of the Borrower thereunder to repay to the Lender the principal sum of up to Twelve Million Five Hundred Thousand dollars ($12,500,000.00) (the “Commitment Amount”) plus interest, fees and costs; and

WHEREAS, the Borrower has requested that Lender modify the Promissory Note to (i) increase the Commitment Amount to Thirteen Million Five Hundred Thousand dollars ($13,500,000.00), and (ii) extend the maturity date thereof by six (6) months to October 2, 2013; and

WHEREAS, the Lender is willing to grant such request, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Promissory Note.

2.  Amendment to Promissory Note. The Promissory Note is hereby modified and amended as follows:

A.	All references in the Promissory Note to “Twelve Million Five Hundred Thousand Dollars” are hereby deleted in their entirety, and replaced with references to “Thirteen Million Five Hundred Thousand Dollars.”

B.	All references in the Promissory Note to “$12,500,000.00” are hereby deleted in their entirety, and replaced with references to “$13,500,000.00.”

C.	Section 2 of the Promissory Note is hereby deleted in its entirety, and is replaced with the following:

“2. Interest. The Note shall accrue interest on the outstanding principal balance as follows: at a simple annual rate of the 30-Day LIBOR Rate applicable on April 2, 2013 plus six percent (6.0%), wherein the minimum interest rate shall be at least eight and one-half percent (8.5%). All accrued interest shall be due and payable monthly in arrears, on the 2nd day of each month commencing on April 2, 2013.”

D.	Section 3 of the Promissory Note is hereby deleted in its entirety, and is replaced with the following:

“3. Maturity Date. If not sooner paid, all outstanding principal, accrued but unpaid interest and other outstanding sums due under this Note shall be paid in full on October 2, 2013 (the “Maturity Date”). The Maturity Date may be extended in the sole and absolute discretion of the Borrower, with at least five (5) days’ prior written notice to the Lender, for an additional six (6) month period at a simple annual rate of the 30-Day LIBOR Rate applicable on July 2, 2013 plus six percent (6.0%), wherein the minimum interest rate shall be at least eight and one-half percent (8.5%).”

3.  Effectiveness. The modifications provided in paragraph 2 hereof shall be effective as of March 4, 2013.

4.  Reaffirmation of Promissory Note. All other provisions of the Promissory Note shall continue to be in effect.

IN WITNESS WHEREOF, Borrower and Lender have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

Borrower:

BLUEROCK MULTIFAMILY GROWTH REIT, INC.,
a Maryland corporation f/k/a Bluerock Enhanced Multifamily Trust, Inc.

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Its:	President

Lender:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC
a Delaware limited liability company

By:	BR SOIF II Manager, LLC
a Delaware limited liability company
Its:	Manager

	By:	Bluerock Real Estate, L.L.C,
a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Title:	President

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC
a Delaware limited liability company

By:	BR SOIF III Manager, LLC
a Delaware limited liability company
Its:	Manager

	By:	Bluerock Real Estate, L.L.C,
a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Title:	President